Exhibit 32.1

SECTION 1350 CERTIFICATION

I, Olivia W. Elliott, the President and Chief Executive Officer of Crown Crafts, Inc. (the “Company”), do hereby certify, in accordance with 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.

The Quarterly Report on Form 10-Q of the Company for the period ended June 28, 2026 (the “Periodic Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	August 12, 2026	/s/ Olivia W. Elliott
Olivia W. Elliott,
President and Chief Executive Officer,
Crown Crafts, Inc.